CENTRAL JERSEY BANCORP
                                627 Second Avenue
                          Long Branch, New Jersey 07740
                                 (732) 571-1300

                                  May 25, 2007

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of Central Jersey Bancorp to be held at Branches, located at 123 Monmouth Road (Route 71), West Long Branch, New Jersey, on Thursday, June 28, 2007 at 10:00 a.m., local time.

      At the annual meeting, you will be asked to elect fourteen nominees for director and consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      It is important that your shares of Central Jersey Bancorp common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

                                             Very truly yours,

                                             /s/ Robert S. Vuono

                                             Robert S. Vuono
                                             Secretary

                             CENTRAL JERSEY BANCORP
                                627 Second Avenue
                          Long Branch, New Jersey 07740
                                 (732) 571-1300

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 28, 2007

                          ----------------------------

To the Shareholders of
Central Jersey Bancorp:

      NOTICE IS HEREBY GIVEN, that the annual meeting of shareholders (the "Annual Meeting") of Central Jersey Bancorp will be held at Branches, located at 123 Monmouth Road (Route 71), West Long Branch, New Jersey, on Thursday, June 28, 2007 at 10:00 a.m., local time, for the following purposes:

      1. To elect fourteen nominees for director who will serve on Central Jersey Bancorp's Board of Directors for the following year and until their successors have been elected and qualify; and

      2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

      Shareholders of record at the close of business on May 15, 2007 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

      Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. You may revoke your proxy either by written notice to Central Jersey Bancorp, by submitting a proxy card dated as of a later date or in person at the Annual Meeting. The Board of Directors of Central Jersey Bancorp recommends that you vote "FOR" each of the nominees for director.

                                             By Order of the Board of Directors

                                             /s/ Robert S. Vuono

                                             Robert S. Vuono
                                             Secretary

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT AT ONCE IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
--------------------------------------------------------------------------------

                             CENTRAL JERSEY BANCORP

                      ------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                      ------------------------------------


General Information

      This Proxy Statement is being furnished to the holders of common stock, with a par value of $.01 per share ("Common Stock"), of Central Jersey Bancorp in connection with the solicitation of proxies by the Board of Directors of Central Jersey Bancorp (the "Board" or "Board of Directors") for use at the annual meeting of shareholders of Central Jersey Bancorp to be held at 10:00 a.m. on Thursday, June 28, 2007 at Branches, located at 123 Monmouth Road (Route
71), West Long Branch, New Jersey (the "Annual Meeting"). The Board of Directors has fixed the close of business on May 15, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

      This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about May 25, 2007.

      At the Annual Meeting, shareholders of Central Jersey Bancorp will consider and vote on:

            1. The election of fourteen nominees for director who will serve on Central Jersey Bancorp's Board of Directors for the following year and until their successors have been elected and qualify; and

            2. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Shareholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting. Presence at the Annual Meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted "FOR" the election of each of the nominees for director. Neither the Board nor management of Central Jersey Bancorp is aware, to date, of any matter being presented at the Annual Meeting other than the election of directors, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

      Proxies for use at the Annual Meeting are being solicited by the Board of Directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by Central Jersey

Bancorp. It is not anticipated that any compensation will be paid for soliciting proxies, and Central Jersey Bancorp does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of Central Jersey Bancorp, without additional compensation, may solicit proxies personally or by telephone, telegraph, facsimile transmission or special letter.

Voting Securities

      Shareholders of record at the close of business on May 15, 2007 are entitled to one vote for each share of Common Stock then held by them. As of that date, Central Jersey Bancorp had 8,265,143 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

      Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes. Under New Jersey law, any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates.

Principal Shareholders and Security Ownership of Management

      The following table sets forth information as of May 15, 2007, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Central Jersey Bancorp's Common Stock, which is the only class of Central Jersey Bancorp capital stock with shares issued and outstanding, by (1) each director and nominee for director of Central Jersey Bancorp, (2) each of the Named Executive Officers (as hereinafter defined) for the year ended December 31, 2006, (3) each person or group of persons known by Central Jersey Bancorp to be the beneficial owner of greater than 5% of Central Jersey Bancorp's outstanding Common Stock, and (4) all directors and executive officers of Central Jersey Bancorp as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

                                                   Beneficial Ownership of
                                                  Central Jersey Bancorp's
                                                        Common Stock
                                             -----------------------------------
                                                                     Percent of
Name of Beneficial Owner (1)                  No. of Shares (2)        Class
----------------------------                 ------------------    -------------
James G. Aaron, Esq. (3)(4)................        225,937             2.72%

Mark R. Aikins, Esq. (3)(5)................        108,117             1.30%

Nicholas A. Alexander, C.P.A. (3)(6).......         90,202             1.09%

John A. Brockriede (3)(7)..................        445,179             5.36%

George S. Callas (3)(8)(9).................        178,196             2.14%

James P. Dugan, Esq. (3)(10)...............         97,001             1.17%

M. Claire French (3)(11)...................         68,731             0.83%

William H. Jewett (3)(12)..................         98,620             1.18%

Paul A. Larson, Jr. (3)(13)................         78,114             0.94%

John F. McCann (3)(14).....................        187,589             2.26%

Carmen M. Penta, C.P.A. (3)(15)............         98,877             1.19%

Mark G. Solow (3)(16)......................        173,706             2.09%

James S. Vaccaro (3)(17)(18)...............        204,986             2.44%

                                                                           Beneficial Ownership of
                                                                           Central Jersey Bancorp's
                                                                                 Common Stock
                                                                    --------------------------------------
                                                                                            Percent of
Name of Beneficial Owner - Directors and Officers (1)               No. of Shares (2)          Class
-----------------------------------------------------               -----------------    -----------------
Robert S. Vuono (3)(19)(20)......................................        103,731                1.24%

Anthony Giordano, III (21)(22)...................................         62,849                0.76%

Robert K. Wallace (23)(24) ......................................         57,358                0.69%

Thomas J. Garrity (25)(26) ......................................         15,760                0.19%

Linda J. Brockriede (27)(28).....................................        445,179                5.36%

All Directors and Executive Officers
as a Group (17 persons) (4)(5)(6)(7)(9)(10)
(11)(12)(13)(14)(15)(16)(18)(20)(22)(24)(26).....................      2,294,953               25.15%

(1) All directors and officers listed in this table maintain a mailing address at 627 Second Avenue, Long Branch, New Jersey 07740.

(2) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Central Jersey Bancorp's Common Stock if he or she has voting or investment power with respect to such security. This includes shares (a) subject to options exercisable within sixty days, and (b)(1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(3) Such person currently serves as a director of Central Jersey Bancorp and is a nominee for director.

(4) Includes 40,144 shares subject to currently exercisable stock options; 24,078 shares held in an Individual Retirement Account with Bear Stearns for the benefit of Mr. Aaron; and 16,632 shares registered in the name of Mr. Aaron as trustee for the Trust Under the Will of Leslie B. Aaron, Mr. Aaron's father. Mr. Aaron disclaims any beneficial ownership of the shares held in the aforementioned trust. Also includes 39,927 shares registered in the name of ERBA Co., Inc., in which Mr. Aaron has an ownership interest and serves as vice president. Mr. Aaron disclaims any beneficial ownership of the shares held in these trusts. Also includes 20,449 shares held in trusts for the benefit of Mr. Aaron's family members of which Mr. Aaron's spouse is trustee; 3,049 shares registered in the name of Mr. Aaron's spouse; and 8,757 shares held in an Individual Retirement Account with Bear Stearns for the benefit of Mr. Aaron's spouse. Mr. Aaron disclaims beneficial ownership of the shares held in these trusts, the shares held by his spouse and the shares held for the benefit of his spouse.

(5) Includes 40,144 shares subject to currently exercisable stock options; 67,314 shares held in a Simplified Employee Pension/Individual Retirement Account by Merrill Lynch as custodian for the benefit of Mr. Aikins; and 659 shares held by Mr. Aikins for the benefit of his children under the Uniform Transfers to Minors Act, as to which shares he disclaims any beneficial interest.

(6) Includes 40,144 shares subject to currently exercisable stock options; and 5,556 shares held in an Individual Retirement Account with Smith Barney for the benefit of Mr. Alexander. Also includes 1,310 shares held by Mr. Alexander for the benefit of his grandchildren under the Uniform Transfers to Minors Act. Mr. Alexander disclaims beneficial ownership of the securities held for the benefit of his grandchildren.

(7) Includes 40,144 shares subject to currently exercisable stock options. Also includes 26,355 shares held in an Individual Retirement Account and 4,506 shares held in a Simplified Employee Pension Plan both by
      PaineWebber as custodian for the benefit of Mr. Brockriede. Includes 96,847 shares held by CJM Management, L.L.C., of which Mr. Brockriede is an Administrative Member. Mr. Brockriede disclaims beneficial ownership of these securities except to the extent of his ownership interest in CJM Management, L.L.C. Also includes 254,012 shares held jointly with Mr. Brockriede's spouse and 19,028 shares held in trusts for the benefit of Mr. Brockriede's family members of which Mr. Brockriede's spouse is trustee; and 1,917 shares held in an Individual Retirement Account by PaineWebber for the benefit of Mr. Brockriede's spouse. Mr. Brockriede disclaims beneficial ownership of the shares held in these trusts and the shares held by PaineWebber on behalf of Mr. Brockriede's spouse.

(8)   Mr. Callas serves as the Chairman of the Board of Central Jersey Bancorp.

(9) Includes 68,768 shares subject to currently exercisable stock options and 6,123 shares held by Mr. Callas' spouse. Mr. Callas disclaims beneficial ownership of the shares held by his spouse.

(10)  Includes 46,576 shares subject to currently exercisable stock options.

(11)  Includes 46,576 shares subject to currently exercisable stock options.

(12)  Includes 61,062 shares subject to currently exercisable stock options.

(13) Includes 31,491 shares subject to currently exercisable stock options. Also includes 7,654 shares held jointly with Mr. Larson's spouse.

(14) Includes 40,144 shares subject to currently exercisable stock options; and 13,885 shares held in an Individual Retirement Account with Charles Schwab for the benefit of Mr. McCann. Also includes 15,309 shares held by Mr. McCann's wife, as to which shares he disclaims any beneficial interest.

(15) Includes 35,944 shares subject to currently exercisable stock options; 7,173 shares held by Mr. Penta's wife; and 138 shares held for the benefit of Mr. Penta's children. Mr. Penta disclaims beneficial ownership of the shares held by his wife and for the benefit of his children.

(16)  Includes 40,144 shares subject to currently exercisable stock options.

(17) Mr. Vaccaro is a Named Executive Officer and serves as the President and Chief Executive Officer of Central Jersey Bancorp.

(18) Includes 137,720 shares subject to currently exercisable stock options; 39,093 shares held by Merrill Lynch Pierce Fenner & Smith as custodian for the benefit of James S. Vaccaro Simplified Employee Pension; 3,184 shares held pursuant to the 401(k) plan of Central Jersey Bank, N.A. for the benefit of Mr. Vaccaro; 1,833 shares held by Mr. Vaccaro's son; and 2,448 shares held by Mr. Vaccaro as custodian for his daughters under the Uniform Transfers to Minors Act. Mr. Vaccaro disclaims any beneficial interest to the shares held by him as custodian for his children.

(19) Mr. Vuono is a Named Executive Officer and serves as the Senior Executive Vice President, Chief Operating Officer and Secretary of Central Jersey Bancorp.

(20) Includes 91,869 shares subject to currently exercisable stock options and 11,862 shares held in an Individual Retirement Account with Bank of America Investment Services, Inc.

(21) Mr. Giordano is a Named Executive Officer and serves as Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Central Jersey Bancorp.

(22) Includes 50,384 shares subject to currently exercisable stock options; 2,406 shares held by Charles Schwab & Co. in an Individual Retirement Account for the benefit of Mr. Giordano; 2,500 shares held in a Simplified Employee Pension by Charles Schwab & Co. for the benefit of Mr. Giordano's spouse, as to which shares he disclaims any beneficial interest; 4,838 shares held pursuant to the 401(k) plan of Central Jersey Bank, N.A. for the benefit of Mr. Giordano; 2,179 shares held by Charles Schwab & Co. in an Individual Retirement Account for the benefit of Mr. Giordano's spouse, as to which shares he disclaims any beneficial interest; and 542 shares held by Mr. Giordano as custodian for his son under the Uniform Transfers to Minors Act, as to which shares he disclaims any beneficial interest.

(23) Mr. Wallace is a Named Executive Officer and serves as Executive Vice President and Senior Commercial Lending Officer of Central Jersey Bank, N.A.

(24) Includes 39,414 shares subject to currently exercisable stock options and 12,013 shares held pursuant to the 401(k) plan of Central Jersey Bank, N.A. for the benefit of Mr. Wallace.

(25) Mr. Garrity is a Named Executive Officer and serves as Executive Vice President and Commercial Lending Officer of Central Jersey Bank, N.A.

(26) Includes 8,459 shares subject to currently exercisable stock options; 676 shares held in an individual retirement account for the benefit of Mr. Garrity; and 6,625 shares held pursuant to the 401(k) plan of Central Jersey Bank, N.A. for the benefit of Mr. Garrity.

(27) John A. Brockriede and Linda J. Brockriede together beneficially own a total of 445,179 shares of Bancorp's Common Stock which represents 5.37% of Bancorp's outstanding Common Stock.

(28) Includes (i) 254,012 shares held jointly with Mrs. Brockriede's husband, John A. Brockriede; (ii) 19,028 shares held in trusts for the benefit of Mrs. Brockriede's family members of which Mrs. Brockriede is trustee;
      (iii) 1,917 shares held in an Individual Retirement Account by PaineWebber for the benefit of Mrs. Brockriede; (iv) 40,144 shares subject to currently exercisable stock options previously granted to John A. Brockriede; (v) 26,355 shares held in an Individual Retirement Account and 4,506 shares held in a Simplified Employee Pension Plan both by PaineWebber as custodian for the benefit of John A. Brockriede; and (vi) 96,847 shares held by CJM Management, L.L.C., of which John A. Brockriede is an Administrative Member. Mrs. Brockriede disclaims beneficial ownership to all of the aforementioned securities with the exception of those held jointly with her husband and the securities held in an Individual Retirement Account for her benefit. Mrs. Brockriede maintains a mailing address at 450 Broadway, Long Branch, New Jersey 07740.

                              ELECTION OF DIRECTORS

      The By-laws of Central Jersey Bancorp provide that the number of directors shall not be less than three directors nor more than fifteen directors, and permit the exact number of directors to be determined from time to time by the Board. Currently, the Board has fixed the number of directors at fourteen.

Nomination Process

      The Nominating and Corporate Governance Committee of our Board of Directors is principally responsible for: (1) determining the slate of director nominees for election to the Board of Directors; (2) identifying and recommending candidates to fill vacancies occurring between annual shareholder meetings; (3) reviewing the composition of Board committees; and (4) reviewing Central Jersey Bancorp's policies and programs that relate to matters of corporate responsibility, including public issues of significance to Central Jersey Bancorp and our shareholders. The Nominating and Corporate Governance Committee is to annually review with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and company circumstances.

      In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers, among other things, the qualifications of individual director candidates. The Nominating and Corporate Governance Committee collaborates with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a Board with diverse backgrounds and experience in business, government, education and public service. In evaluating the suitability of individual Board members, the Nominating and Corporate Governance Committee takes into account many factors, including a candidate's general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of Central Jersey Bancorp's business and technology; educational and professional background; and personal accomplishment. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of Central Jersey Bancorp's business and represent shareholder interests through the exercise of sound judgment, using its members' diversity of experience. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

      The Nominating and Corporate Governance Committee will also consider nominees for director suggested by shareholders of Central Jersey Bancorp applying the same criteria for nominees described above and considering the additional information required below. Any shareholder nominee for director for consideration by the Nominating and Corporate Governance Committee must be received by Central Jersey Bancorp for the 2008 annual meeting of shareholders at its principal executive offices located at 627 Second Avenue, Long Branch, New Jersey 07740 no later than December 31, 2007 and must be accompanied by the following information: (1) the name and contact information for the nominee; (2) a statement of the nominee's business experience and educational background; (3) a detailed description describing any relationship between the nominee and the proposing shareholder; (4) a statement by the shareholder explaining why he, she or it believes that the nominee is qualified to serve on the Board and how his or her service would benefit Central Jersey Bancorp; and (5) a statement that the nominee is willing to be considered and willing to serve as a director of Central Jersey Bancorp if nominated and elected. The Board retains complete discretion for making nominations for election as a member of the Board.

Nominees

      It is intended that the proxies solicited by the Board will be voted "FOR" the fourteen nominees listed below in the section captioned "Board of Directors" (unless a shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected. Each nominee for director currently serves as a director of Central Jersey Bancorp and its bank subsidiary, Central Jersey Bank, N.A. Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. Subject to the election of George S. Callas as a director at the Annual Meeting, Mr. Callas will serve as Chairman of the Board until December 31, 2007. Effective January 1, 2008, James S. Vaccaro will become the Chairman of the Board, subject to his election as a director at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Board of Directors

      Each candidate for director currently serves as a director of Central Jersey Bancorp and has been nominated to serve for an additional one year term to expire at the next annual meeting of shareholders of Central Jersey Bancorp. The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of Central Jersey Bancorp is set forth below:

Name and Address                Age    Principal Occupation or Employment
----------------                ---    ----------------------------------

James G. Aaron, Esq.            62     Partner of Ansell, Zaro, Grimm & Aaron

Mark R. Aikins, Esq.            47     Managing Member of Mark R. Aikins, L.L.C.

Nicholas A. Alexander, C.P.A.   68     Retired Partner of KPMG LLP

John A. Brockriede              72     Businessman

George S. Callas                74     Chairman of the Board of Central Jersey
                                       Bancorp and President of Allaire Capital
                                       Corp.

Name and Address                Age    Principal Occupation or Employment
----------------                ---    ----------------------------------

James P. Dugan, Esq.            77     Of Counsel to Waters, McPherson, McNeill,
                                       P.C.

M. Claire French                68     Monmouth County Clerk

William H. Jewett               76     President of Ecumenical Capital

Paul A. Larson, Jr.             57     President Larson Ford-Suzuki

John F. McCann                  69     Retired Group President of Salomon Smith
                                       Barney

Carmen M. Penta, C.P.A.         62     Partner of Amper, Politziner & Mattia,
                                       P.C.

Mark G. Solow                   58     Co-founder of GarMark Advisors, L.L.C.

James S. Vaccaro                50     President and Chief Executive  Officer of
                                       Central Jersey Bancorp

Robert S. Vuono                 57     Senior  Executive  Vice  President, Chief
                                       Operating Officer and Secretary of
                                       Central Jersey Bancorp

      There are no family relationships among the nominees for director and executive officers of Central Jersey Bancorp. None of the nominees for director or executive officers of Central Jersey Bancorp are directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Anthony Giordano, III, who serves as a director of Scivanta Medical Corporation (SCVM.PK).

      Each nominee for director of Central Jersey Bancorp elected to the Board shall also serve as a member of the Board of Directors of Central Jersey Bank, N.A.

Biographical Information

      James G. Aaron is a Partner in the law firm of Ansell, Zaro, Grimm & Aaron located in Ocean Township, New Jersey. Mr. Aaron Chairs the firm's Commercial Litigation, Municipal Law and Bankruptcy Practice Department. Mr. Aaron is licensed to practice law in the State of New Jersey, the United States District Court for the District of New Jersey and the United States District Court for the Eastern District of New York. Mr. Aaron also is licensed to practice before the United States Court of Claims. Mr. Aaron presently serves as the city attorney for the City of Long Branch, as redevelopment counsel for the City of Asbury Park and is a member of the Monmouth County and New Jersey State Bar Associations. He is also presently serving as a Commissioner of the New Jersey State Racing Commission. Mr. Aaron formerly served on the Advisory Board of the Jersey Shore Bank and has represented Colonial First National Bank,

Midlantic/Merchants National Bank, Commerce Bank, Fidelity Union Bank and Monmouth County National Bank. Mr. Aaron received his B.A. degree from Dickinson College in Carlisle, Pennsylvania and his J.D. degree from New York University School of Law. Mr. Aaron has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. Aaron also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. Aaron resides in West Long Branch, New Jersey.

      Mark R. Aikins is the Managing Member of Mark R. Aikins, L.L.C., a law firm located in Wall Township, New Jersey. Mr. Aikins is licensed to practice law in the State of New Jersey and is a member of the Monmouth County and New Jersey State Bar Associations. His practice includes commercial matters, real estate and municipal law. He served as the President of the Monmouth-Ocean Development Council from 1996 to 1998 and currently serves as a trustee of the Rumson Country Day School. Mr. Aikins formerly served as Chairman of the Board of Trustees of the Monmouth Museum and as a member of the Advisory Board of Summit Bank. Mr. Aikins is a member and former director of the Deal Golf and Country Club and has volunteered time for Habitat for Humanity of Long Branch, Inc. and The Battleship New Jersey Foundation. He received two Bachelor of Arts degrees from Brown University and a law degree from Seton Hall University School of Law. Mr. Aikins has served as a member of the Board of Directors of Central Jersey Bancorp since January 26, 2006. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. Aikins also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. Aikins resides in Rumson, New Jersey.

      Nicholas A. Alexander is a retired partner of KPMG LLP. Mr. Alexander's career with KPMG spanned a total of 35 years. He is a certified public accountant in the State of New Jersey, a member of The American Institute of Certified Public Accountants, and a member of the New Jersey State Society of Certified Public Accountants. Mr. Alexander received his undergraduate degree in accounting from King's College. Mr. Alexander has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. Alexander also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. Alexander resides in Ocean, New Jersey.

      John A. Brockriede is a local businessman who has owned and participated in various businesses in the Long Branch area for over 40 years. His business holdings include ownership and operation of restaurants, apartment buildings, an automobile agency, shopping centers, and commercial office space. Mr. Brockriede also has over twenty-five years of banking experience, having been one of the founders of Jersey Shore Bank. Mr. Brockriede also served as a director of Jersey Shore Bank and its successor banks, National State Bank and Constellation Bancorp. Mr. Brockriede is a member of the Board of Trustees of Monmouth Medical Center, the Board of

Directors of the Juvenile Diabetes Research Foundation, the Board of Trustees of VNA of Central Jersey Community Services, Inc. and serves as a Commissioner of the Long Branch Sewerage Authority. Mr. Brockriede has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception and served as the Vice-Chairman of such Board until December 31, 2004. Mr. Brockriede also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. Brockriede resides in Long Branch, New Jersey.

      George S. Callas has served as Chairman of the Board of Central Jersey Bancorp and Central Jersey Bank, N.A. since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as the Chairman of the Board of Allaire Community Bank. Mr. Callas is a retired businessman, governmental official and educator and has owned, operated and participated in various businesses for over 40 years, including restaurants, nursing homes, real estate and wireless television stations. He assisted in the organization of Allaire State Bank, located in Wall Township, New Jersey, and served as the Vice Chairman of the Board of Directors and Vice President of such bank. Mr. Callas served as a member of the Board of Directors of National Community Bank of New Jersey. Mr. Callas also served in the Department of Community Affairs of the State of New Jersey and as the former Business Administrator of the City of New Brunswick and the Township of Jackson, former Director of the Monmouth County Employment and Training Agency, former Executive Director of the New Jersey State Senate, and former head of the Business Advocacy Division of the New Jersey Department of Commerce and Economic Development. Mr. Callas was also an educator of science, math and high school history, a college admission counselor and a college instructor in economics, political science and public administration. Mr. Callas was involved in many civic groups throughout his career. Mr. Callas resides in Brielle, New Jersey.

      James P. Dugan is Of Counsel to the law firm of Waters, McPherson, McNeill, P.C. of Secaucus, New Jersey. He is admitted to practice law before the United States Supreme Court, the Supreme Court of New Jersey and the Court of Appeals, State of New York. He is Chairman of the Board of Directors of the Automobile Association of America North Jersey. Mr. Dugan served in the United States Marine Corps and was discharged with the rank of Captain. He was former New Jersey State Democratic Committee Chairman, member of the Democratic National Committee, and served eight years as a New Jersey State Senator. Mr. Dugan has served as a member of the Board of Directors of Central Jersey Bancorp since January 26, 2006. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Allaire Community Bank since its inception. Mr. Dugan also has served as a director of Central Jersey Bank, N.A. since January 1, 2005. Mr. Dugan resides in Saddle River, New Jersey.

      M. Claire French currently serves as the Monmouth County Clerk and served as the former Vice Chairman of the State Local Finance Board from 1996 to 2002. Mrs. French presided over the Monmouth County Improvement Authority from 1986 to 1996 and served as the Mayor of Wall Township or as Committee Woman thereof from 1979 to 1986. She is a former member of the Meridian Hospital System and currently serves as Chair of Meridian

Hospital System's Government and Community Relations Committee. Mrs. French is also a member of the Boards of Directors of InfoAge Learning Center and Central Jersey Blood Bank. She is active in many of the Chambers of Commerce located in Ocean and Monmouth Counties, New Jersey, and is Treasurer of the Route 34 Business Group. Mrs. French served on both the Wall Township and Monmouth County Planning Boards and was President of her State Association of Constitutional Officials. She was a charter member of the Wall Township Foundation for Educational Excellence and was a former Regional Director for Bank of New York. Mrs. French has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, she served as a member of the Board of Directors of Allaire Community Bank since 1997. Mrs. French also has served as a director of Central Jersey Bank, N.A. since January 1, 2005. Mrs. French resides in Wall Township, New Jersey.

      William H. Jewett has been the President of Ecumenical Capital, Brielle, New Jersey since 1995. He was Chief Financial Officer of the Synod of the Mid-Atlantics and the Synod Foundation for fourteen years (1978 to 1992), Treasurer of the New Jersey Council of Churches for twelve years (1978 to 1990), and Chairman of Development for the Classis of New Brunswick for six years (1971 to 1977). He is a past President of Synod of the Mid-Atlantics, the Classis of New Brunswick and the Shore Area Council of Churches. He was elected Chaplain of the New Jersey State Senate for three terms, and served as Chairman of the Juvenile Conference Committee of the Domestic Relations Court of Monmouth County. He is a life member of the Association of Individual Investors, and is active in Rotary International. Reverend Jewett earned his M.B.A. at the Wharton School of Finance and Commerce, University of Pennsylvania and his Master of Divinity at New Brunswick Theological Seminary (Rutgers). Reverend Jewett has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as the Vice Chairman of the Board of Directors of Allaire Community Bank. Reverend Jewett also has served as a director of Central Jersey Bank, N.A. since January 1, 2005. Reverend Jewett resides in Brielle, New Jersey.

      Paul A. Larson, Jr. is the President of Larson Ford-Suzuki, Lakewood, New Jersey and past Chairman of the New Jersey Coalition of Automotive Retailers. He is the past President of the Ocean County Auto Dealers Association, the past President and Director of Shore Area YMCA, a former member of the Summit Bank Advisory Board, and President of the New Jersey Employers Association. He also served as Treasurer, Secretary and Membership Chairman at Manasquan River Golf Club and Secretary for the Haystack Club. Mr. Larson has volunteered much of his time as: a member of the Wall Township Board of Adjustment; a Vice President of Shelter Inc.; the SME Chairman for the Thunderbird District of the Monmouth County Boy Scouts; a member of the Lakewood Athletic Foundation; a Vice President of the Wall Foundation for Educational Excellence and the Treasurer of the Wall Township Football Club. He earned his degree in Business Administration from Northwood University, Michigan. He has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Allaire

Community Bank since its inception. Mr. Larson also has served as a director of Central Jersey Bank, N.A. since January 1, 2005. Mr. Larson resides in Wall Township, New Jersey.

      John F. McCann is retired from a 29-year career in the securities industry, most recently with Salomon Smith Barney where he served in various capacities including Group President and Senior Executive Vice President. Mr. McCann is a former member of the Boards of Directors of the financial services firms of Shearson American Express and Robinson Humphrey. Mr. McCann has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. McCann also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. McCann resides in Rumson, New Jersey.

      Carmen M. Penta, a Certified Public Accountant, is a partner in the firm of Amper, Politziner & Mattia, P.C., Certified Public Accountants and Consultants. Prior thereto, Mr. Penta was a partner in the accounting firm of Wiener, Penta & Goodman, P.C. Mr. Penta's primary sphere of influence is in Monmouth and Ocean counties, where his expertise includes tax matters, the specialized needs of medical professionals, national restaurant franchises, hotel, motel and recreational properties, and nursing homes and related government agencies. Mr. Penta's extensive expertise has allowed him to build a significant client base. He has spent most of his life in eastern Monmouth County. He attended Long Branch High School, Penn State University and received a B.S. degree from Monmouth University. He is a former member of the Congressional Award Council, a past member of the Advisory Board of Jersey Shore Bank, past Assistant Treasurer for the Long Branch Ronald McDonald House and served on the Board of the West Long Branch Sports Association. He is also a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Penta has served as a member of the Board of Directors of Central Jersey Bancorp since January 26, 2006. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. Penta also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. Penta resides in West Long Branch, New Jersey.

      Mark G. Solow is a co-founder of GarMark Advisors, LLC, a firm which manages funds for mezzanine investments in connection with leveraged buyouts, corporate recapitalizations and growth financings. He is also a general partner in and senior advisor for Crystal Ridge Partners, LLC, a firm which manages funds for equity investments in middle market companies. Prior to the formation of GarMark Advisors, LLC, Mr. Solow was a Senior Executive Vice President at Chemical Banking Corporation and a member of its twelve person Management Committee. At Chemical Banking Corporation, Mr. Solow was in charge of global investment banking and corporate and multinational banking in North America, Western Europe and Asia. In addition, he was Senior Credit Officer for the United States, Canada, Western Europe and Asia. Mr. Solow received his B.S. and M.B.A. degrees from Bowling Green University. Mr. Solow has served as a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as a member of the Board of Directors of Monmouth

Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. Solow also has served as a member of the Board of Directors of Central Jersey Bank, N.A. since its inception. Mr. Solow is also a director of Penske Transportation Components, a company controlled by Roger Penske. Mr. Solow resides in Manasquan, New Jersey.

      James S. Vaccaro has served the President and Chief Executive Officer and a member of the Board of Directors of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank, N.A. on January 1, 2005, he served as Chairman of the Board of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since its inception. Mr. Vaccaro also served as the Chief Executive Officer of Central Jersey Bank, N.A. since April 3, 2000 and the Chief Executive Officer of Monmouth Community Bancorp since its inception. Mr. Vaccaro served in various management capacities in the health care field from 1995 through 2000. Mr. Vaccaro has significant experience in the banking industry. He was a member of the Board of Directors, Executive Vice President and Chief Financial Officer of The Central Jersey Bank & Trust Co., and, prior to his affiliation with The Central Jersey Bank & Trust Co., was a Manager of the Asset Services Division of Citibank, N.A. Mr. Vaccaro serves as Chair of the Board of Trustees of Monmouth Medical Center; is a member of the Board of Trustees of Monmouth Medical Center Foundation; is Chairman of the Business Council of Monmouth University; is a member of the Board of Trustees of VNA of Central Jersey Community Services, Inc.; is a member of the Board of Directors of the New Jersey Repertory Company; is a member of the Advisory Council of Interfaith Neighbors and is a member of the leadership cabinet of Prevention First. Mr. Vaccaro received his B.A. degree from Ursinus College and an advanced degree from Harvard Graduate School of Business. Mr. Vaccaro resides in West Allenhurst, New Jersey.

      Robert S. Vuono has served as the Senior Executive Vice President, Chief Operating Officer and Secretary and member of the Boards of Directors of Central Jersey Bancorp and Central Jersey Bank, N.A. since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as the Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary of Allaire Community Bank and as a member of its Board of Directors. Prior to his employment with Allaire Community Bank, Mr. Vuono had been the Executive Vice President of Colonial State Bank, in Freehold, New Jersey (February 1989 to May 1996), and Vice President of The Central Jersey Bank & Trust Co., in Freehold Township, New Jersey (January 1974 to January 1989). Mr. Vuono holds a Bachelor of Science Degree in Business Administration from Villanova University. Mr. Vuono resides in Wall Township, New Jersey.

Meetings and Committees of the Board of Directors

      The Board of Directors of Central Jersey Bancorp conducts business through regularly scheduled meetings of the Board and through its committees, including an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The Board of Directors for 2006 consisted of: James G. Aaron, Esq., Mark R. Aikins, Esq., Nicholas A. Alexander, C.P.A., John A. Brockriede, George S. Callas, Carl F. Chirico, James
P. Dugan, Esq., M. Claire French,  William H. Jewett,  Paul A. Larson, Jr., John
F. McCann,  Carmen M. Penta,  C.P.A., Mark G. Solow, James J. Vaccaro and Robert
S. Vuono. Prior to his retirement on August 8, 2006, Mr. Chirico served as Vice Chairman of the Board.

      During 2006, the Board held 12 regularly-scheduled meetings, with the 14 directors of Central Jersey Bancorp serving on the Board in 2006 attending at least 83% of the meetings. Central Jersey Bancorp also encourages all of its directors to attend the Annual Meeting and typically schedules a Board meeting immediately preceding or after the Annual Meeting. Last year, all of the directors of Central Jersey Bancorp attended the Annual Meeting and the subsequent Board meeting.

Executive Committee

      The Executive Committee of the Board of Directors, which consists of directors George S. Callas, James G. Aaron, Esq., Mark R. Aikins, Esq., Nicholas
A. Alexander, C.P.A., John A. Brockriede, James P. Dugan, Esq., M. Claire French, William H. Jewett, Paul A. Larson, John F. McCann, Carmen M. Penta, CPA, Mark G. Solow, James. S. Vaccaro and Robert S. Vuono, did not meet in 2006. To the extent permitted by law, the Executive Committee acts on behalf of the Board of Directors in its absence and has the authority to address corporate matters between meetings of the full Board. Generally, all major functions of Central Jersey Bancorp are subject to the review and approval of the Executive Committee. All significant actions of the Executive Committee must be ratified by the full Board of Directors. James S. Vaccaro is the Chairman of the Executive Committee and George S. Callas is the Vice Chair of the Executive Committee.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee of the Board of Directors, which consists of directors James G. Aaron, Esq., John A. Brockriede, George S. Callas, William H. Jewett, Paul A. Larson and Mark G. Solow, met one time during 2006, with all members attending at least 100% of the meetings held. George S. Callas is the Chair of the Nominating and Corporate Governance Committee and John A. Brockriede is the Vice Chair of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC. The Nominating and Corporate Governance Committee is responsible for determining the slate of nominees for election as directors based upon the performance criteria established by the Nominating and Corporate Governance Committee, and may recommend a successor to a key senior management position when a position is vacant. In addition, the Nominating and Corporate Governance Committee has developed a management succession policy that specifies key senior management positions and qualified potential replacements. The Nominating and Corporate Governance Committee adopted a Charter on August 25, 2005 (the "Nominating Charter") in consultation with the Board of Directors. The Nominating Charter was included as Appendix A to the proxy statement for the 2006 annual meeting of shareholders and may be viewed at the SEC's website, www.sec.gov.

Compensation Committee

      The Compensation Committee of the Board of Directors, which consists of directors James G. Aaron, Esq., John A. Brockriede, George S. Callas, William H. Jewett, Paul A. Larson, Jr. and Mark G. Solow, met 6 times during 2006, with all members attending at least 83% of the meetings held, with the exception of Mark
G. Solow, who attended 67% of the meetings held. Paul A. Larson, Jr. is the Chair of the Compensation Committee and Mark G. Solow is the Vice

Chair of the Compensation Committee. The Compensation Committee is responsible for determining whether the Company's compensation and benefits packages are suitable and do not provide excessive benefits or result in material financial loss to Central Jersey Bancorp. The Compensation Committee is also responsible for approving or recommending to the Board compensation packages and plans for senior management and directors. These compensation packages include salaries, bonuses, vacations, termination benefits, profit-sharing plans, contributions to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts.

Audit Committee

      For the year ended December 31, 2006, the Audit Committee of the Board of Directors of Central Jersey Bancorp consisted of directors Nicholas A. Alexander, C.P.A., Mark R. Aikins, Esq., George S. Callas, James P. Dugan, Esq., John F. McCann, Carmen M. Penta, C.P.A., and William H. Jewett. Nicholas A. Alexander is the Chairman of the Audit Committee and William H. Jewett is the Vice Chair of the Audit Committee. Each member of the Audit Committee qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC. In addition, the Board has determined that Nicholas Alexander is both independent and qualifies as a financial expert by SEC rules. The Audit Committee is responsible for developing and monitoring the audit and loan review programs of Central Jersey Bank, N.A. The Audit Committee recommends the loan review consultant to the Board, selects the outside auditor and meets with the Board to discuss the results of the annual audit and quarterly loan reviews and any related matters. The Audit Committee also receives and reviews the reports and findings and any other information presented to members of the Audit Committee by the officers of Central Jersey Bancorp and its bank subsidiary regarding financial reporting policies and practices. The Audit Committee met 5 times during the year 2006, with all members attending at least 80% of the meetings held, with the exception of James P. Dugan, Esq. and Nicholas A. Alexander, who both attended 60% of the meetings held.

             Report of the Audit Committee of the Board of Directors

      Notwithstanding anything to the contrary set forth in any of Central Jersey Bancorp's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

      Audit Committee Charter

      The Audit Committee developed an Audit Committee Charter (the "Charter") in consultation with Central Jersey Bancorp's accounting and finance department, its internal auditor and Central Jersey Bancorp's independent public accountants. The Board amended and restated the Charter on August 25, 2005. The Audit Committee Charter, as amended and restated, was included as Appendix B to the proxy statement for the 2006 annual meeting of shareholders and may be viewed at the SEC's website, www.sec.gov.

      Review of Audited  Financial  Statements  for the year ended  December 31,
2006

      The Audit Committee, as in place for 2006, has reviewed and discussed with Central Jersey Bancorp's management the audited financial statements of Central Jersey Bancorp for the year ended December 31, 2006. The Audit Committee has discussed with KPMG LLP, Central Jersey Bancorp's independent public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of KPMG LLP with that firm.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that Central Jersey Bancorp's audited financial statements for the year ended December 31, 2006 be included in its Annual Report on Form 10-K for the year ended December 31, 2006 and that such Form 10-K be filed with the SEC.

Submitted by:  Nicholas A. Alexander, C.P.A. (Chair)     William H. Jewett
               Mark R. Aikins, Esq.                      John F. McCann
               George S. Callas                          Carmen M. Penta, C.P.A.
               James P. Dugan, Esq.

Principal Accountant Fees and Services

      Audit Fees

      Central Jersey Bancorp paid a total of $234,600 in 2006 and $237,500 in 2005 to KPMG LLP for audit services, which included work related to the annual audit and quarterly reviews rendered in 2006 and 2005, respectively. It should be noted that of the fees incurred in 2006, $154,600 were related to the annual audit and $80,000 were related to compliance with Section 404 of Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and, of the fees incurred in 2005, $105,000 were related to the annual audit, $125,000 were related to compliance with Section 404 of Sarbanes-Oxley Act and $7,500 were related to services in connection with Central Jersey Bancorp's Registration Statement on Form S-8.

      Audit Related Fees

      There were no fees associated with audit related services.

      Tax Fees

      Central Jersey Bancorp paid a total of $29,000 in 2006 and $20,000 in 2005 to KPMG LLP for income tax consultation, including income tax compliance, tax advice and tax planning.

      All Other Fees

      The Audit Committee has considered whether the non-audit services provided by KPMG LLP, including services rendered in connection with income tax consultation, were compatible with maintaining its independence and has determined that the nature and substance of the limited non-audit services did not impair the status of KPMG LLP as Central Jersey Bancorp's independent auditors. None of the engagements of KPMG LLP, which were pre-approved by the Audit Committee, made use of the de minimis exception to pre-approval contained in the rules of the SEC which permit limited engagements for non-audit services involving amounts under a specified threshold.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

      The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its Charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

      During the year ended December 31, 2006, 100% of the audit related fees, tax related fees and other fees set forth above were approved by the Audit Committee.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors, which consists of directors James G. Aaron, Esq., John A. Brockriede, George S. Callas, William H. Jewett, Paul A. Larson, Jr. and Mark G. Solow. Paul A. Larson, Jr. is the Chair of the Compensation Committee and Mark G. Solow is the Vice Chair of the Compensation Committee. The Compensation Committee is responsible for determining whether the Company's compensation and benefits packages are suitable and do not provide excessive benefits or result in material financial loss to Central Jersey Bancorp. The Compensation Committee is also responsible for approving or recommending to the Board compensation packages and plans for senior management and directors. These compensation packages include salaries, bonuses, vacations, termination benefits, profit-sharing plans, contributions to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts.

      None of the members of the Compensation Committee is currently or has been at any time an officer or employee of Central Jersey Bancorp or Central Jersey Bank, N.A. No member of the Compensation Committee or executive officer of Central Jersey Bancorp or Central Jersey Bank, N.A. serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee of Central Jersey Bancorp or Central Jersey Bank, N.A.

Code of Ethics

      The chief executive and senior financial officers of Central Jersey Bancorp are held to the highest standards of honest and ethical conduct when conducting the affairs of Central Jersey Bancorp. All such individuals must act ethically at all times in accordance with the policies contained in Central Jersey Bancorp's Chief Executive and Senior Financial Officer Code of Ethics. A copy of the Chief Executive and Senior Financial Officer Code of Ethics may be viewed on Central Jersey Bancorp's website at www.cjbna.com.

                               EXECUTIVE OFFICERS

      The name, age, current position and biographical information of each executive officer of Central Jersey Bancorp is set forth below:

Name and Address           Age       Capacities in Which Served
----------------           ---       --------------------------

James S. Vaccaro            50       President and Chief Executive Officer

Robert S. Vuono             57       Senior Executive Vice President, Chief
                                     Operating Officer and Secretary

Anthony Giordano, III       41       Executive Vice President, Chief Financial
                                     Officer, Treasurer and Assistant Secretary

Robert K. Wallace           59       Executive Vice President and Senior
                                     Commercial Lending Officer

Thomas J. Garrity           47       Executive Vice President and Commercial
                                     Lending Officer

Biographical Information

      For the biographical information for James S. Vaccaro and Robert S. Vuono, see "Board of Directors," below.

      Anthony Giordano, III has served as the Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Central Jersey Bancorp since January 1, 2005. Prior to the consummation of the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005, he served as an Executive Vice President and the Chief Financial Officer and Treasurer and Secretary of Monmouth Community Bancorp (the predecessor to Central Jersey Bancorp) since May 1998. Mr. Giordano has also served in various capacities for Central Jersey Bank, N.A. (formerly Monmouth Community Bank, N.A.) since May 1998, and currently serves as its Executive Vice President, Chief Financial
Officer, Treasurer and Assistant Secretary. Mr. Giordano has 19 years of financial analysis and accounting experience in the banking industry. Prior to joining Central Jersey Bank, N.A., Mr. Giordano was employed by PNC Bank (formerly Midlantic Bank), where he served as Real Estate Banking Officer from 1996 to 1998 and Senior Accountant/Financial Analyst from 1994 to 1996. From 1988 to 1994, Mr. Giordano served in various positions at Shadow Lawn Savings Bank, including Budget and Financial Planning Manager and Financial Analyst. Mr. Giordano currently serves as a member of the Board of Directors of Scivanta Medical Corporation, a publicly traded company which focuses on the development and acquisition of medical devices and products, and is the Chairman of Scivanta Medical Corporation's Audit Committee. Mr. Giordano received a Masters of Business Administration from Monmouth University in 1992 and a Bachelor of Science degree in finance from Kean University in 1987. Mr. Giordano graduated from the Real Estate Institute at Monmouth University in 2000. Mr. Giordano has served on the Long Branch City Council since 1994. Mr. Giordano resides in Long Branch, New Jersey.

      Robert K. Wallace has served as Executive Vice President and Senior Commercial Lending Officer of Central Jersey Bank, N.A. since May 2006. Mr. Wallace previously served as Executive Vice President of Commercial Lending of Central Jersey Bank, N.A. following the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005. Prior to the combination of the two banking entities, Mr. Wallace had served as Executive Vice President and Senior Loan Officer of Allaire Community Bank since joining Allaire Community Bank in March 1997. Prior to March 1997, Mr. Wallace, who is a 37 year veteran of the banking industry, served as Regional Vice President, Commercial Real Estate Lending, with the former Summit Bank from 1995 to 1997; Vice President, Commercial Real Estate Lending, with the former Central Jersey Bank and Trust Co. from 1993 to 1995; and First Senior Vice President, Commercial Lending, with the former National Community Bank of New Jersey from 1982 to 1993. Mr. Wallace received a Bachelor of Arts degree in Economics from Upsala College in 1970 and graduated from the Stonier Graduate School of Banking in 1986. Mr. Wallace resides in Brick, New Jersey.

      Thomas J. Garrity has served as Executive Vice President and Commercial Lending Officer of Central Jersey Bank, N.A. since October 2005. Mr. Garrity previously served as Senior Vice President of Central Jersey Bank, N.A. following the combination of Central Jersey Bancorp and Allaire Community Bank on January 1, 2005. Prior to the combination of the two banking entities, Mr. Garrity had served as Senior Vice President of Allaire Community Bank since joining Allaire Community Bank in March 2001. Prior to 2001, Mr. Garrity held various commercial lending positions with Community Bank of New Jersey from to 1997 to 2001, the former Central Jersey Bank and Trust Co. from 1991 to 1997, NatWest Bancorp Real Estate Recovery Division from 1990 to 1991 and Midlantic National Bank Commercial Real Estate Group from 1985 to 1990. Mr. Garrity is also a member of the Risk Management Association, Habitat for Humanity and NJ Shore Builders Association. Mr. Garrity received a Bachelor of Arts degree in Government Administration from Shippensburg University of Pennsylvania in 1983. Mr. Garrity resides in Ewing, New Jersey.

                      Compensation Discussion and Analysis

      The following compensation discussion and analysis presents information regarding the compensation of our senior executives, including the process for determining the total compensation of our Chief Executive Officer and other Named Executive Officers for whom compensation is disclosed in the tables below. Our executive compensation program and structure is established and overseen by the Compensation Committee of the Board of Directors.

Compensation Objectives and Policies

      The objective of our executive compensation program is to enhance Central Jersey Bancorp's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long-term interests of our shareholders.

      The Compensation Committee is responsible for ensuring that compensation and benefit packages provided are suitable and are not excessive. The
Compensation Committee generally approves or recommends to the Board compensation packages or plans for senior management and directors. These compensation and benefit packages may include salaries, bonuses, vacations, termination benefits, contribution to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts.

      When reviewing compensation arrangements for a member or members of senior
management  and  directors,   the  Compensation  Committee  shall  consider  the
following matters:

            (a) The combined value of all cash and non-cash benefits provided to the individual or individuals;

            (b) The compensation history of the individual or individuals as compared to other individuals with comparable expertise at Central Jersey Bancorp;

            (c)   The financial condition of Central Jersey Bancorp;

            (d) Comparable compensation practices at similar institutions, based upon factors such as asset size, geographic location and the services provided;

            (e) The projected total cost and benefit to Central Jersey Bancorp for post employment benefits; and

            (f) Any connection between the individual and any fraudulent act or omission, breach of trust or fiduciary duty or insider abuse with regard to Central Jersey Bancorp.

Elements of the Executive Compensation Program

      Base Salary

      Base salary levels for Central Jersey Bancorp's executive officers are competitively set relative to companies in peer  businesses.  In reviewing base
salaries,   the  Compensation  Committee  also  takes  into  account  individual experience and past performance.

      James S. Vaccaro served as Central Jersey Bancorp's President and Chief Executive Officer for the year ended December 31, 2006. Mr. Vaccaro's base salary is set competitively relative to other chief executive officers in financial service companies of similar asset size to Central Jersey Bancorp. In determining Mr. Vaccaro's base salary as well as annual performance bonus, the Compensation Committee reviewed independent compensation data and Central Jersey Bancorp's performance as compared against budgets and peer businesses. As with Central Jersey Bancorp's other executive officers, Mr. Vaccaro's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

      Bonus Awards

      Central Jersey Bancorp's annual performance bonuses are intended to provide a direct cash incentive to executive officers and other key employees for a variety of performance measures. A variety of financial performance indicators (i.e. results of operations, core deposit growth, commercial and consumer loan growth, etc.) are compared against budgets as well as peer businesses.

      Equity Compensation

      Central Jersey Bancorp's Equity Incentive Plan (see "Securities Authorized for Issuance under Equity Compensation Plans") is designed to encourage and enable employees and directors of Central Jersey Bancorp to acquire or increase their holdings of Common Stock and other proprietary interests in Central Jersey Bancorp. It is intended to promote these individual's interests in the company thereby enhancing the efficiency, soundness, profitability, growth and shareholder value of Central Jersey Bancorp.

      Under the Equity Incentive Plan, incentive and nonqualified stock options may be granted to eligible employees and/or employee-directors and nonqualified stock options may be granted to eligible non-employee directors. In addition, pursuant to the Equity Incentive Plan, participants may be eligible to receive, under certain conditions, stock appreciation rights in the form of related stock appreciation rights and freestanding stock appreciation rights, restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance share awards and performance unit awards, phantom stock awards and dividend equivalent awards.

      For the year ended December 31, 2006, James S. Vaccaro received a grant of 15,750 SARs under the Equity Incentive Plan, Anthony Giordano, III received a grant of 7,875 SARs under the Equity Incentive Plan and Robert S. Vuono received a grant of 13,125 SARs under the Equity Incentive Plan. The aforementioned grants have been adjusted to account for the 5% stock distribution made to the shareholders of Central Jersey Bancorp on July 1, 2006. The SARs were granted in order to create the appropriate alignment of incentives between corporate performance and the recognition of that performance through long term compensation awards. It was decided by the Compensation Committee of the Board of Directors that a chosen grant date was simply a timing issue and that the award price would be equal to the market value of the underlying stock as of the date of the award. By utilizing such a pricing mechanism, the future monetary value of the grant would have a direct correlation to the performance of the underlying stock.

      Perquisites

      Central Jersey Bancorp's Named Executive Officers are provided a limited number of perquisites. An item is not a perquisite if it is integrally and directly related to the performance of the executive's duties. An item is a perquisite if it confers a direct or indirect benefit that has a personal aspect, without regard to whether it may be provided for some business reason or for the convenience of the Company, unless it is generally available on a non-discriminatory basis to all employees.

      For the fiscal year ended December 31, 2006, Central Jersey Bancorp provided a nominal amount of perquisites to its executives. As a fair amount of Mr. Vaccaro's time is spent traveling for business purposes (e.g. customer calls, branch visits, department visits, etc.), the Board of Directors thought it appropriate to provide Mr. Vaccaro with the use of a company automobile.

      Benefits

      The Named Executive Officers participate in a variety of retirement, health and welfare, and paid time-off benefits available to all employees of Central Jersey Bancorp and Central Jersey Bank, N.A., which are designed to enable the company to attract and retain its workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that Central Jersey Bancorp has a productive and focused workforce. Savings plans help employees, especially long-service employees, save and prepare financially for retirement. Central Jersey Bancorp also offers eligible employees the opportunity to save for retirement through the company's 401(k) plan. Enrollment commences on the first of the month following three months of continuous service. The 401(k) plan allows an employee to elect how much salary the individual wants to contribute within plan limits, and direct the investment of the plan account to meet the individual's needs. Central Jersey Bancorp will match a portion of the employee's contributions on a bi-weekly basis in an amount determined by the Board of Directors on an annual basis. Effective January 1, 2007, Central Jersey Bancorp adopted a safe-harbor plan design which provides the following match: 100% of the first 3% deferred and another 50% of the next 2% deferred; and fully vests all plan participants for existing and prospective matching contributions.

      Change of Control Agreements

      Central Jersey Bancorp has separate change of control agreements with each of James S. Vaccaro, Robert S. Vuono, Anthony Giordano, III, each entered into on August 1, 2006. Each agreement is effective as of August 1, 2006, and will continue in full force and effect for so long as the executive party to the agreement is employed by Central Jersey Bancorp and/or Central Jersey Bank, N.A. Central Jersey Bancorp also has separate change of control agreements with each of Robert K. Wallace, effective as of January 1, 2005, and Thomas J. Garrity, effective as of February 21, 2007, each of which will continue in full force and effect for so long as the executive is employed by Central Jersey Bancorp and/or Central Jersey Bank, N.A. See discussion under "Potential Payments to Named Executive Officers Upon Termination of Employment or Change of Control" below.

      Deductibility of Compensation

      The Internal Revenue Code of 1986, as amended (the "Code"), restricts deductibility of annual individual compensation to its top executive officers in excess of $1 million if certain conditions set forth in the Code are not fully satisfied. Central Jersey Bancorp intends, to the extent practicable, to preserve deductibility under the Code of compensation paid to its executive officers while maintaining compensation programs that effectively attract and retain exceptional executives in a highly competitive environment. Accordingly, compensation paid is generally tax-deductible. However, on occasion it may not be possible to satisfy all conditions of the Code for deductibility and still meet Central Jersey Bancorp's compensation needs, and in such limited situations, certain compensation paid to some executives may not be tax-deductible.

Compensation Committee Report

      The Compensation Committee has discussed and reviewed the foregoing Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:  Paul A. Larson, Jr. (Chair)               George S. Callas
               James G. Aaron, Esq.                      William H. Jewett
               John A. Brockriede                        Mark G. Solow

                           SUMMARY COMPENSATION TABLE

      The following table sets forth information concerning the annual and long-term compensation of the Named Executive Officers for services in all capacities to Central Jersey Bancorp and Central Jersey Bank, N.A. for the year ended December 31, 2006. The Named Executive Officers are the (1) President and Chief Executive Officer, (2) Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, (3) Senior Executive Vice President, Chief Operating Officer and Secretary, (4) Executive Vice President and Senior Loan Officer, and (5) Executive Vice President and Commercial Loan Officer, of Central Jersey Bancorp, whose names are set forth in the table below (the "Named Executive Officers").

                                                                                            Change in
                                                                                           Pension Value
                                                                                               and
                                                                            Non-Equity     Nonqualified
                                                     Stock     Option     Incentive Plan      Deferred       All Other
     Name and                  Salary                Awards    Awards      Compensation     Compensation   Compensation
Principal Position    Year      ($)       Bonus ($)   ($)     ($)(1)(2)        ($)          Earnings ($)        ($)       Total ($)
-----------------------------------------------------------------------------------------------------------------------------------
James S. Vaccaro,     2006    $ 250,000   $ 27,500   $ ---    $ 58,118         $  ---         $  ---       $ 11,738(3)    $ 347,356
President and
Chief Executive
Officer

Anthony Giordano,     2006    $ 122,000   $ 15,000   $ ---    $ 29,059         $  ---         $  ---       $  5,433(4)    $ 171,492
III,
Executive Vice
President, Chief
Financial Officer,
Treasurer and
Assistant Secretary

Robert S. Vuono,      2006    $ 160,000   $ 20,000   $ ---    $ 48,431         $  ---         $  ---       $  9,019(5)    $ 237,450
Senior Executive
Vice President,
Chief Operating
Officer and
Secretary

Robert K. Wallace,    2006    $ 150,000   $ 10,000   $ ---    $ 19,373         $  ---         $  ---       $  8,196(6)    $ 187,569
Executive Vice
President and
Senior Commercial
Lending Officer

Thomas J. Garrity,    2006    $ 130,000   $  8,000   $ ---    $ 38,745         $  ---         $  ---       $  5,155(7)    $ 181,900
Executive Vice
President and
Commercial Lending
Officer

____________________

(1) Represents SARs granted on February 1, 2006 under the Equity Incentive Plan, each with an exercise price of $10.36. These SARs can only be settled in cash. The SARs vest over a four year period and expire on February 1, 2016. The fair value of SARs granted was estimated on December 31, 2006 using the Black-Scholes option pricing model with the following weighted-average assumptions used: stock price $8.30, dividend yield of 0%; expected volatility of 41.17%; risk free interest rate of 4.70%; and expected lives of seven years. These SARS had a fair value of approximately $3.69 per share at December 31, 2006.

(2) These amounts have been adjusted, as appropriate, to account for the 5% stock distribution made to the shareholders of Central Jersey Bancorp on July 1, 2006.

(3) Of this amount, $2,938 represents the lease value of an automobile provided to Mr. Vaccaro for business use, $414 represents the amount contributed by Central Jersey Bank, N.A. to Group Term Life Insurance for Mr. Vaccaro's benefit and $8,800 represents the amount contributed by Central Jersey Bank, N.A. to its 401(k) plan for the benefit of Mr. Vaccaro.

(4) Of this amount, $86 represents the amount contributed by Central Jersey Bank, N.A. to Group Term Life Insurance and $5,347 represents the amount contributed by Central Jersey Bank, N.A. to its 401(k) plan for the benefit of Mr. Giordano.

(5) Of this amount, $577 represents the amount contributed by Central Jersey Bank, N.A. to Group Term Life Insurance, $1,264 represents the amount contributed by Central Jersey Bank, N.A. pursuant to a bank owned life insurance (BOLI) contract and $7,178 represents the amount contributed by Central Jersey Bank, N.A. to its 401(k) plan for the benefit of Mr. Vuono.

(6) Of this amount, $516 represents the amount contributed by Central Jersey Bank, N.A. to Group Term Life Insurance, $1,515 represents the amount contributed by Central Jersey Bank, N.A. pursuant to a bank owned life insurance (BOLI) contract and $6,165 represents the amount contributed by Central Jersey Bank, N.A. to its 401(k) plan for the benefit of Mr. Wallace.

(7) Of this amount, $144 represents the amount contributed by Central Jersey Bank, N.A. to Group Term Life Insurance, $88 represents the amount contributed by Central Jersey Bank, N.A. pursuant to a bank owned life insurance (BOLI) contract and $5,023 represents the amount contributed by Central Jersey Bank, N.A. to its 401(k) plan for the benefit of Mr. Garrity.

Grants of Plan Based Awards

      The following table shows information about awards made under the Equity Incentive Plan during the year ended December 31, 2006:

                                                    Grants of Plan-Based Awards
                                               for Fiscal Year End December 31, 2006
                                               -------------------------------------

                                                                                          All
                                                                                         Other
                                                                                         Stock      All
                                                                                         Awards:   Other
                                                                                         Number    Option
                                                                                           of     Awards:
                                                                                         Shares    Number    Exercise      Grant
                    Estimated Future Payouts Under    Estimated Future Payouts Under       of        of       or Base    Date Fair
                      Non-Equity Incentive Plan       Equity Incentive Plan Awards       Stock     Shares    Price of    Value of
                   -------------------------------  ----------------------------------     or     of Stock    Option     Stock and
            Grant   Threshold   Target    Maximum   Threshold     Target       Maximum   Units    or Units    Awards      Option
  Name      Date       ($)       ($)        ($)        (#)     (#)(1)(2)(3)      (#)      (#)       (#)      ($/Sh)(1)   Awards(1)
-----------------------------------------------------------------------------------------------------------------------------------
James S.    2/1/06      --        --         --        --       15,750(4)        --        --       --       $10.36        $3.69
Vaccaro

Anthony     2/1/06      --        --         --        --        7,875(5)        --        --       --       $10.36        $3.69
Giordano,
III

Robert S.   2/1/06      --        --         --        --       13,125(6)        --        --       --       $10.36        $3.69
Vuono

Robert K.   2/1/06      --        --         --        --        5,250(7)        --        --       --       $10.36        $3.69
Wallace

Thomas J.   2/1/06      --        --         --        --       10,500(8)        --        --       --       $10.36        $3.69
Garrity

(1) Represents SARs granted on February 1, 2006 under the Equity Incentive Plan, each with an exercise price of $10.36. The SARs vest over a four year period and expire on February 1, 2016. The fair value of SARs granted was estimated on December 31, 2006 using the Black-Scholes option pricing model with the following weighted-average assumptions used: stock price $8.30, dividend yield of 0%; expected volatility of 41.17%; risk free interest rate of 4.70%; and expected lives of seven years. These SARS had a fair value of approximately $3.69 per share at December 31, 2006.

(2) These SARs can only be settled in cash. The amount to be received by the holder thereof is dependant on the market price of Central Jersey Bancorp's common stock on the date of exercise of such SAR.

(3) These amounts have been adjusted, as appropriate, to account for the 5% stock distribution made to the shareholders of Central Jersey Bancorp on July 1, 2006.

(4) 3,938, or 25%, of the 15,750 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(5) 1,969, or 25%, of the 7,875 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(6) 3,281 or 25%, of the 13,125 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(7) 1,313 or 25%, of the 5,250 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(8) 2,625 or 25%, of the 10,500 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

Outstanding Equity Awards at Fiscal Year-End

      The following table provides information about all equity compensation awards held by the Named Executive Officers at December 31, 2006. Unless otherwise indicated, the number of securities provided in the table represent stock options.

                                   Outstanding Equity Awards
                             for Fiscal Year End December 31, 2006
                             --------------------------------------

                                             Option Awards
         --------------------------------------------------------------------------------------
                                                               Equity
                                                             Incentive
                                                                Plan
                          Number of          Number of         Awards:
                          Securities         Securities       Number of
                          Underlying         Underlying      Securities
                         Unexercised         Unexercised     Underlying
                           Options            Options        Unexercised       Option
                             (#)                (#)           Unearned        Exercise      Option
              Date of    Exercisable        Unexercisable      Options          Price     Expiration
  Name         Grant         (1)               (1)               (#)           ($)(1)        Date
------------------------------------------------------------------------------------------------------
James S.       2/1/06       3,938(2)         11,812(2)          --             $10.36       2/1/16
Vaccaro       12/1/03      66,150                --             --             $ 9.45      12/1/13
             12/31/02      13,230                --             --             $ 5.56     12/31/12
              8/31/01      58,340                --             --             $ 3.64      8/31/11

Anthony        2/1/06       1,969(3)          5,906(3)          --             $10.36       2/1/16
Giordano,     12/1/03      19,845                --             --             $ 9.45      12/1/13
III          12/31/02       6,615                --             --             $ 5.56     12/31/12
              8/31/01      11,670                --             --             $ 3.64      8/31/11
              8/31/00      12,254                --             --             $ 3.51      8/31/10

Robert S.      2/1/06       3,281(4)          9,844(4)          --             $10.36       2/1/16
Vuono         2/26/03       1,657                --             --             $ 8.33      2/25/13
               4/1/02       3,473                --             --             $ 3.74       4/1/12
              7/25/01      23,268                --             --             $ 4.21      7/25/12
              7/25/01      23,268                --             --             $ 4.21      7/25/11
              5/22/00      11,808                --             --             $ 3.00      5/22/10
              5/22/00      14,994                --             --             $ 3.00      5/22/10
             12/20/99      13,401                --             --             $ 3.27     12/20/09

Robert K.      2/1/06       1,312(5)          3,938(5)          --             $10.36       2/1/16
Wallace       2/26/03         922                --             --             $ 8.33      2/26/13
               4/1/02       1,736                --             --             $ 3.74       4/1/12
              7/25/01       7,814                --             --             $ 4.21      7/25/12
              7/25/01       7,814                --             --             $ 4.21      7/25/11
              5/22/00       6,746                --             --             $ 3.00      5/22/10
              5/22/00       8,569                --             --             $ 3.00      5/22/10
             12/20/99       5,743                --             --             $ 3.27     12/20/09

                                Stock Awards
               ------------------------------------------------
                                                       Equity
                                                     Incentive
                            Market       Equity         Plan
                            Value      Incentive      Awards:
                              of          Plan       Market or
                            Shares      Awards:        Payout
                Number        or       Number of      Value of
                  of        Units       Unearned      Unearned
                Shares        of        Shares,       Shares,
               or Units     Stock       Units or      Units or
               of Stock      That        Other         Other
                 That        Have        Rights        Rights
               Have Not      Not       That Have     That Have
                Vested      Vested     Not Vested    Not Vested
  Name           (#)         ($)          (#)           ($)
---------------------------------------------------------------
James S.          --          --           --            --
Vaccaro           --          --           --            --
                  --          --           --            --
                  --          --           --            --

Anthony           --          --           --            --
Giordano,         --          --           --            --
III               --          --           --            --
                  --          --           --            --
                  --          --           --            --

Robert S.         --          --           --            --
Vuono             --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --

Robert K.         --          --           --            --
Wallace           --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --

                                   Outstanding Equity Awards
                             for Fiscal Year End December 31, 2006
                             --------------------------------------

                                             Option Awards
         --------------------------------------------------------------------------------------

                                                              Equity
                                                            Incentive
                                                               Plan
                          Number of          Number of         Awards:
                          Securities         Securities      Number of
                          Underlying         Underlying       Securities
                         Unexercised         Unexercised      Underlying
                           Options            Options        Unexercised      Option
                             (#)                (#)           Unearned        Exercise    Option
  Name         Date of   Exercisable        Unexercisable     Options         Price      Expiration
               Grant         (1)               (1)               (#)           ($)(1)      Date
----------------------------------------------------------------------------------------------------
Thomas J.      2/1/06     2,625(6)           7,875 (6)          --            $10.36         2/1/16
Garrity       2/26/03       476               --                --            $ 8.33         2/26/13
              2/25/03       518               --                --            $ 8.33         2/26/13
               6/5/02     1,041               --                --            $ 3.74         6/5/12
             11/26/01     1,736               --                --            $ 4.00         11/28/11
              7/25/01     2,344               --                --            $ 4.21         7/25/12
              7/25/01     2,344               --                --            $ 4.21         7/25/11

                                Stock Awards
               ------------------------------------------------
                                                       Equity
                                                     Incentive
                            Market       Equity         Plan
                            Value      Incentive      Awards:
                              of          Plan       Market or
                            Shares      Awards:        Payout
                Number        or       Number of      Value of
                  of        Units       Unearned      Unearned
                Shares        of        Shares,       Shares,
               or Units     Stock       Units or      Units or
               of Stock      That        Other         Other
                 That        Have        Rights        Rights
               Have Not      Not       That Have     That Have
                Vested      Vested     Not Vested    Not Vested
  Name           (#)         ($)          (#)           ($)
---------------------------------------------------------------
Thomas J.         --          --           --            --
Garrity           --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --
                  --          --           --            --

(1) The shares have been adjusted, as appropriate, to account for the 5% stock distributions made to the shareholders of Central Jersey Bancorp on July 1, 2006 and December 31, 2003, 2002, 2001 and 2000, respectively, the 6 for 5 stock split in the form of a stock dividend effected as of July 15, 2004, and the 2 for 1 stock split in the form of a stock dividend effected as of June 15, 2005. The shares have also been adjusted as appropriate to account for 5% stock distributions made to the former shareholders of Allaire Community Bank on February 28, 1999, September 29, 2000, May 21, 2001, April 24, 2002, and June 7, 2004, and the 3 for 2 stock split effected as of February 11, 2003.

(2) Represents SARs granted under the Equity Incentive Plan. 3,938, or 25%, of the 15,750 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(3) Represents SARs granted under the Equity Incentive Plan. 1,969, or 25%, of the 7,875 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(4) Represents SARs granted under the Equity Incentive Plan. 3,281 or 25%, of the 13,125 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(5) Represents SARs granted under the Equity Incentive Plan. 1,313, or 25%, of the 5,250 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

(6) Represents SARs granted under the Equity Incentive Plan. 2,625, or 25%, of the 10,500 SARs became exercisable on February 1, 2007 and thereafter become exercisable on February 1, 2008, 2009 and 2010, respectively.

      There were no stock options or SARS exercised by any of the Named Executive Officers during the year ended December 31, 2006.

Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control

      On August 1, 2006, Central Jersey Bancorp entered into a change of control agreement (each an "Agreement" and, collectively, the "Agreements") with each of James S. Vaccaro, Robert S. Vuono and Anthony Giordano, III (each an "Executive"). Each Agreement is effective as of August 1, 2006 (the "Effective Date"), and will continue in full force and effect for so long as the Executive party to the Agreement is employed by Central Jersey Bancorp and/or Central Jersey Bank, N.A.

      In the event that either (1) the Executive is terminated without Cause (as defined below) in connection with (A) a merger of Central Jersey Bancorp where Central Jersey Bancorp is not the surviving entity, (B) the acquisition of greater than 50% of Central Jersey Bancorp's voting stock by an entity or group of individuals other than the shareholders of Central Jersey Bancorp as of the Effective Date, (C) the sale or disposition of all or substantially all of Central Jersey Bancorp's assets, or (D) the determination by the Board of Directors of Central Jersey Bancorp that a change of control has occurred or is about to occur (each a "Change of Control Event"), or (2) a Change of Control Event occurs and the Executive is not retained by the successor entity or group (the "Successor Entity") for a period of at least 36 months (30 months for Mr. Giordano) commencing on the effective date of the Change of Control Event pursuant to a written agreement containing the provisions described below (the "New Agreement"), the Executive shall be entitled to severance from Central Jersey Bancorp.

      For purposes of each Agreement and any New Agreement, "Cause" shall mean as follows: (1) the Executive willfully, or as a result of gross negligence on his part, fails substantially to (A) carry out the lawful policies of Central Jersey Bancorp's Board of Directors or the Successor Entity's governing body or
(B) discharge his duties and responsibilities as an Executive of Central Jersey Bancorp and Central Jersey Bank, N.A. or the Successor Entity for any reason other than the Executive's disability, (2) the Executive is convicted of or enters a plea of no contest with respect to a felony, (3) the Executive engages in conduct which is demonstrably and substantially injurious to Central Jersey Bancorp or the Successor Entity, (4) the Executive materially breaches the Agreement or New Agreement, or commits any deliberate and intentional violation of the confidentiality and non-compete provisions of the Agreement or New Agreement, or (5) the Executive commits willful or intentional misconduct that has a material adverse effect on Central Jersey Bancorp or Central Jersey Bank, N.A. or the Successor Entity.

      In addition to the foregoing, in the event an Executive's employment is terminated without Cause in connection with any acquisition by Central Jersey Bancorp of any bank, bank holding company or other similar institution (the "Acquisition"), and the Acquisition does not constitute a Change of Control Event, the Executive shall nevertheless be entitled to receive severance from Central Jersey Bancorp, which shall be payable in-full by Central Jersey Bancorp within 10 business days after the effective date of the termination of Executive's employment without Cause.

      Both Mr. Vaccaro and Mr. Vuono are entitled to 30 months severance, and Mr. Giordano 24 months severance. The amount of severance payable to an Executive will be based upon his monthly salary in effect at the time of the Change of Control Event or the Acquisition, a percentage of the previous cash bonus payments made to him and the cash equivalent of the monthly benefits provided to him at the time of the Change of Control Event or the Acquisition. The Executive shall only be entitled to such severance if he agrees to remain as an employee of Central Jersey Bancorp and assist in the transition until the effective date of the Change of Control Event. In the event that the Executive is to receive severance, the severance shall be payable in-full by Central Jersey Bancorp within 10 business days after the effective date of the Change of Control Event.

      A New Agreement with a Successor Entity discussed above must provide that the Executive shall have (1) the same or substantially equal position with similar title and responsibilities and the same or greater salary, benefits and bonuses that the Executive was entitled to receive from Central Jersey Bancorp immediately prior to the Change of Control Event, and (2) a commuting distance that is not greater than 30 miles from the Executive's current residence. The New Agreement also must provide that if the Executive accepts employment with the Successor Entity as of the effective date of the Change of Control Event and the Executive (x) is terminated by the Successor Entity without Cause during the 36 month period (30 month period for Mr. Giordano) commencing on the effective date of the Change of Control Event or (y) dies, becomes disabled or voluntarily terminates his employment with the Successor Entity for any reason during the 30 month period (24 month period for Mr. Giordano) commencing on the 6 month anniversary of the effective date of the Change of Control Event (the "6 Month Anniversary Date"), the Executive shall be entitled to severance (as defined the Agreements) from the Successor Entity.

      If the Executive's employment is terminated by the Successor Entity as provided in subpart (x) in the preceding paragraph, he shall receive severance for the number of months equal to the remainder of 30 months (24 months for Mr. Giordano) less the number of whole months Executive was employed by the Successor Entity following the 6 Month Anniversary Date. If the Executive's employment is terminated by the Successor Entity as provided in subpart (x) above prior to the 6 Month Anniversary Date, however, the Executive shall receive 30 months (24 months for Mr. Giordano) severance. If the Executive dies, becomes disabled or terminates his employment with the Successor Entity as provided in subpart (y) in the preceding paragraph, he shall receive severance for the number of months equal to the remainder of 30 months (24 months for Mr. Giordano) less the number of whole months the Executive was employed by the Successor Entity following the 6 Month Anniversary Date. In no event shall Executive be entitled to receive less than 6 months severance. The Executive shall not be entitled to any severance, however, if he terminates his employment with the Successor Entity as provided in subpart (y) above prior to the 6 Month Anniversary Date for any reason other than death or disability. Any severance shall be payable in-full within 10 business days after the termination of Executive's employment with the Successor Entity unless the Executive and the Successor Entity otherwise agree to another payment schedule. The Executive shall not be entitled to any severance should his employment with the Successor Entity terminate for any reason after the expiration of the 36 month period (30 month period for Mr. Giordano) commencing on the effective date of the Change of Control Event.

      In consideration for the right to receive the severance provided for in an
Agreement,   each  Agreement  also  contains   customary   non-competition   and
non-solicitation provisions applicable to the Executive party to the Agreement.

      In addition, Central Jersey Bancorp entered into a change of control agreement with Robert K. Wallace, effective as of January 1, 2005, which will continue in full force and effect for so long as Mr. Wallace is employed by Central Jersey Bancorp and/or Central Jersey Bank, N.A.

      In the event that (1) Mr. Wallace is terminated without cause as a result of (A) a merger of Central Jersey Bancorp where Central Jersey Bancorp is not the surviving entity, or (B) the acquisition of greater than 85% of Central Jersey Bancorp's common stock by another entity or group of individuals (each a "Triggering Event"), or (2) a Triggering Event occurs and Mr. Wallace is not retained pursuant to a written agreement by the successor entity or group (the "Acquiring Entity") for a period of at least 18 months commencing on the effective date of the Triggering Event in the same or substantially equal position with similar title and responsibilities and the same or greater salary, benefits and bonuses that Mr. Wallace was entitled to receive from Central Jersey Bancorp immediately prior to the Triggering Event, and with a reasonable commuting distance not greater than 5 miles from Mr. Wallace's residence, Mr. Wallace will be entitled to 18 months of Severance (as defined below) from Central Jersey Bancorp.

      "Severance" means Mr. Wallace's monthly salary and benefits at the time his employment relationship with Central Jersey Bancorp terminates, including any life insurance maintained on Mr. Wallace's life for his named beneficiaries, health insurance benefits for Mr. Wallace and his family and any matching contributions to his 401(k) account. Mr. Wallace shall only be entitled to such Severance if he remains as an employee of Central Jersey Bancorp and provides reasonable assistance to Central Jersey Bancorp through the effective date of the Triggering Event. The 18 months of Severance shall be payable on the effective date of the Triggering Event.

      In addition to the provisions discussed above with regard to responsibilities, title, salary, benefits and commuting distance, the agreement with the Acquiring Entity will provide that in the event that, prior to the expiration of the 18 month period commencing on the effective date of the Triggering Event, Mr. Wallace (1) is terminated by the Acquiring Entity without cause, or (2) voluntarily terminates his employment with the Acquiring Entity, Mr. Wallace shall be entitled to receive Severance from the Acquiring Entity, for the number of months equal to the difference of (A) 18 months and (B) the number of whole months Mr. Wallace was employed by the Acquiring Entity following the date of the Triggering Event; provided, however, that in no event shall Mr. Wallace be entitled to less than 12 months of Severance.

      In consideration for the right to receive the Severance provided for in Mr. Wallace's change of control agreement, the agreement also contains customary non-competition and non- solicitation provisions applicable to Mr. Wallace.

      On February 21, 2007, Central Jersey Bancorp entered into a change of control agreement with Thomas J. Garrity which will continue in full force and effect for so long as Mr. Garrity is employed by Central Jersey Bancorp and/or Central Jersey Bank, N.A. Pursuant to the terms of such change of control agreement, which has similar terms and conditions to those change of control agreements entered into by Mr. Vaccaro, Mr. Vuono and Mr. Giordano, respectively, Mr. Garrity is entitled to 12 months of severance, payable in equal bi-weekly installments. For purposes of Mr. Garrity's change of control agreement, "severance" means (1) an amount equal to the product of Mr. Garrity's monthly salary in effect at the time of the Change of Control Event multiplied by 12, plus (2) an amount equal to the largest annual cash bonus payment made to Mr. Garrity for services provided in any of the three years ended on December 31 of the year preceding the year in which the Change of Control Event occurs, plus (3) an amount equal to the product of the cash equivalent of the monthly benefits provided to Mr. Garrity at the time of the Change of Control Event multiplied by 12.

      In consideration for the right to receive such severance, the change of control agreement also contains customary non-competition and non-solicitation provisions applicable to Mr. Garrity. However, if Mr. Garrity directly or indirectly commences employment with or render services to any other bank or banking institution within the State of New Jersey after 3 months but prior to 6 months from the date of any termination of Mr. Garrity's employment, Central Jersey Bancorp's obligation to pay any severance to Mr. Garrity shall cease as of the date he is employed by or renders services to any such bank or banking institution. Moreover, if Mr. Garrity solicits, diverts or takes away, or attempts to solicit, divert or take away, the business or patronage of any of the clients, customers or accounts of Central Jersey Bancorp that were served by Central Jersey Bancorp while Mr. Garrity was employed by Central Jersey Bancorp after 3 months from the date of any termination of Mr. Garrity's employment, Central Jersey Bancorp's obligation to pay any severance to Mr. Garrity shall cease as of the date he solicits, diverts or takes away, or attempts to solicit, divert or take away, the business or patronage of any of the clients, customers or accounts of Central Jersey Bancorp that were served by Central Jersey Bancorp while Mr. Garrity was employed by Central Jersey Bancorp.

      The above descriptions are qualified in there entirety by the actual change of control agreements which have been previously filed as exhibits to Central Jersey Bancorp's reports filed with the SEC.

      The following table illustrates the potential post-employment payments to the Named Executive Officers as described above. The amounts in the following table are hypothetical based on the assumption that an aforementioned triggering event took place on December 29, 2006, the last business day during the year ended December 31, 2006. Actual payments will depend on the circumstances and timing of any such triggering event.

                            POTENTIAL POST-EMPLOYMENT PAYMENTS
                            ----------------------------------

                                              Involuntary
                                              Termination
                                                without
                                            Cause/Separation
                        Payments/Benefits   Due to Change of
      Name (1)          Upon Termination      Control ($)      Multiplier      Total ($)
---------------------   -----------------   ----------------   ----------   --------------
James S. Vaccaro        Salary:               $  20,769.24         30       $   623,077.20

                        Bonus:                $   4,166.67         30       $   125,000.10

                        Benefits (Cash
                        Equivalent):          $   1,614.33         30       $    48,429.90
                                                                            --------------

                               Total:                                       $   796,507.20
                                                                            ==============

Robert S. Vuono         Salary:               $  13,288.01         30       $   398,640.30

                        Bonus:                $   3,750.00         30       $   112,500.00

                        Benefits (Cash
                        Equivalent):          $   1,473.18         30       $    44,195.40
                                                                            --------------

                               Total:                                       $   555,335.70
                                                                            ==============

Anthony Giordano, III   Salary:               $   9,788.08         24       $   234,913.98

                        Bonus:                $   1,250.00         24       $    30,000.00

                        Benefits (Cash
                        Equivalent):          $   1,315.63         24       $    31,575.12
                                                                            --------------

                               Total:                                       $   296,489.10
                                                                            ==============

Robert K. Wallace       Salary:               $  12,009.46         18       $   216,170.28

                        Benefits (Cash
                        Equivalent):          $     846.21         18       $    15,231.78
                                                                            --------------

                               Total:                                       $   231,402.06
                                                                            ==============

(1) As discussed above, on February 21, 2007, Central Jersey Bancorp entered into a change of control agreement with Thomas J. Garrity. Inasmuch as this change of control agreement was not in effect at December 29, 2006, the potential post-employment payments to Mr. Garrity as of such date have not been included as part of this table.

Director Compensation

      Commencing January 1, 2005, Central Jersey Bancorp implemented a policy of compensating each outside director the amount of $18,000 per annum as a retainer, the Chairman at a rate of $30,000 per annum as a retainer and the Vice Chairman at a rate of $22,000 per annum as a retainer. As described more fully below, this chart summarizes the annual compensation for the Company's non-employee directors for the year ended December 31, 2006.

                                            DIRECTOR COMPENSATION
                                            ---------------------

                                                                         Change in
                                                                       Pension Value
                                                                            and
                                                                       Nonqualified
                Fees Earned                              Non-Equity      Deferred
                or Paid in                    Option   Incentive Plan  Compensation    All Other
                   Cash      Stock Awards     Awards    Compensation     Earnings     Compensation    Total
  Name (1)          ($)          ($)          ($)(2)        ($)             ($)           ($)          ($)
-------------   -----------  ------------  ----------  --------------  -------------  ------------  ---------
James G.         $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Aaron

Mark R.          $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Aikins

Nicholas A.      $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Alexander

John A.          $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Brockriede

George S.        $ 30,000        $ --        $ 19,373       $ --           $ --       $   3,018(3)  $  52,391
Callas

Carl F.          $ 12,833        $ --        $ 19,373       $ --           $ --       $  14,205(5)  $  32,206
Chirico (4)

James P.         $ 18,000        $ --        $ 19,373       $ --           $ --       $   4,017(3)  $  41,390
Dugan

M. Claire        $ 18,000        $ --        $ 19,373       $ --           $ --       $   1,692(3)  $  39,065
French

William H.       $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Jewett

Paul A.          $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Larson, Jr.

John F.          $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
McCann

Carmen M.        $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373
Penta

Mark G. Solow    $ 18,000        $ --        $ 19,373       $ --           $ --       $      --     $  37,373

(1) See the Summary Compensation Table above for information regarding compensation paid to James S. Vaccaro and Robert S. Vuono in connection with their respective memberships on the Board of Directors.

(2) On February 1, 2006, Central Jersey Bancorp granted under its Equity Incentive Plan, an aggregate 68,250 SARs to its directors, each with an exercise price of $10.36. These SARs can only be settled in cash. The SARs vest over a four year period and expire February 1, 2016. The fair value of SARs granted was estimated on December 31, 2006 using the Black-Scholes option pricing model with the following weighted-average assumptions used: stock price $8.30, dividend yield of 0%; expected volatility of 41.17%; risk free interest rate of 4.70%; and expected lives of seven years. These SARS had a fair value of approximately $3.69 per share at December 31, 2006.

(3) Represents the amount contributed by Central Jersey Bank, N.A. pursuant to a bank owned life insurance (BOLI) contract.

(4) Prior to his retirement, Mr. Chirico served as Vice Chairman for seven months during 2006.

(5) Of this amount, $4,179 represents the amount contributed by Central Jersey Bank, N.A. pursuant to a bank owned life insurance (BOLI) contract and the remainder represents the value attributed to an automobile gifted to Mr. Chirico upon his retirement.

Stock Price Performance Graph

      The graph below shows a comparison of the cumulative return experienced by Central Jersey Bancorp's shareholders over the years 2001 through 2006 with the NASDAQ Composite Index and the SNL Bank Index. The graph assumes that the value of an investment in Central Jersey Bancorp Common Stock and in each index was $100 on December 31, 2001 and that all dividends were reinvested. The graph also accounts for stock distributions.

                                 [GRAPH OMITTED]

                                                 Period Ending
                           ----------------------------------------------------------
                           12/31/01  12/31/02  12/31/03  12/31/04  12/31/05  12/31/06
-------------------------------------------------------------------------------------
Central Jersey Bancorp       100.00    128.71    237.50    375.40    282.68    192.17
NASDAQ Composite             100.00     68.76    103.67    113.16    115.57    127.58
SNL Bank Index               100.00     91.69    123.69    138.61    140.50    164.35
Source: SNL Financial LC

Certain Relationships, Related Party Transactions and Director Independence

      Central Jersey Bancorp's Board of Directors is made up of fourteen directors, twelve of whom qualify as independent directors in accordance with the rules of NASDAQ and the rules and regulations of the SEC. The following are the twelve independent members of the Board of Directors: James G. Aaron, Mark
R. Aikins, Nicholas A. Alexander, John A. Brockriede, George S. Callas, James P. Dugan, M. Claire French, William H. Jewett, Paul A. Larson, Jr., John F. McCann, Carmen M. Penta and Mark G. Solow. In addition, all directors serving on Central Jersey Bancorp's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee qualify as independent directors in accordance with the rules of NASDAQ and the rules and regulations of the SEC.

      It is anticipated that certain directors of Central Jersey Bancorp, and the businesses and organizations with which they are associated, may have banking and non-banking transactions with Central Jersey Bank, N.A. in the ordinary course of business. Officers, directors and employees of Central Jersey Bank, N.A. also may have banking transactions with Central Jersey Bank, N.A. The terms and conditions of any loan or commitment to loan, and of any other transaction, will be in accordance with applicable laws and on substantially the same terms as those prevailing at the time for comparable transactions with other persons or organizations with similar creditworthiness.

      Additionally, the Code of Ethics provides that any services performed by a director (or a business in which a director is a partner, significant shareholder, director or executive officer) for the benefit of Central Jersey Bancorp or Central Jersey Bank, N.A., or its customers, is subject to disclosure to and approval by the Chief Executive Officer of Central Jersey Bank, N.A. and further subject to disclosure to and approval by the Board of Directors when the Chief Executive Officer reasonably believes there is the potential for a material conflict between the director's interests and the interests of Central Jersey Bancorp and/or Central Jersey Bank, N.A.

      In order to alleviate the need for additional conference rooms at the Long Branch location of Central Jersey Bank, N.A., Central Jersey Bank, N.A. leases conference, office and storage space at 6 West End Court, Long Branch, New Jersey. The landlord of the space leased at 6 West End Court is MCB Associates, L.L.C. The following directors of Central Jersey Bancorp and/or its bank subsidiary have an interest in MCB Associates, L.L.C.: James G. Aaron, Esq., Mark R. Aikins, Esq., Nicholas A. Alexander, C.P.A., John A. Brockriede, John F. McCann, Carmen M. Penta, C.P.A., Mark G. Solow and James S. Vaccaro. The negotiations with respect to the leased conference, office and storage space at 6 West End Court were conducted at arms-length and the lease amount to be paid by Central Jersey Bank, N.A. was determined by an independent appraiser to be at fair market value. Based on the foregoing, the Board of Directors has determined that such related party transaction does not disqualify James G. Aaron, Esq., Nicholas A. Alexander, C.P.A., John A. Brockriede, John F. McCann and/or Mark G. Solow from qualifying as independent. In 2006 and 2005, Central Jersey Bancorp paid lease costs of $55,000 in each year in connection with its lease arrangement with MCB Associates, L.L.C.

      In 2006, the lending staff of Central Jersey Bank, N.A., from time to time, retained the services of the law firm of Ansell, Zaro, Grimm & Aaron, P.C., of which James G. Aaron, Esq., a director of Central Jersey Bancorp and its bank subsidiary, is a shareholder. The services performed by Ansell, Zaro, Grimm & Aaron, P.C. and the fees charged were on substantially the same terms as those prevailing at the time for comparable services from other law firms. In accordance with the Code of Ethics, the Chief Executive Officer of Central Jersey Bancorp and Central Jersey Bank, N.A. and the Board of Directors determined that such services are not in conflict with the interests of Central Jersey Bancorp or Central Jersey Bank, N.A. nor do they disqualify Mr. Aaron from qualifying as an independent director.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Exchange Act requires Central Jersey Bancorp's executive officers and directors, and persons who own more than ten percent of a registered class of Central Jersey Bancorp's equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Central Jersey Bancorp with copies of all Forms 3, 4 and 5 they file. Central Jersey Bancorp believes that all filings required to be made by its executive officers, directors and greater than ten percent shareholders pursuant to Section 16(a) of the Exchange Act have been filed within the time periods prescribed, except for a Form 5 by Mr. Vaccaro and a Form 5 by Mr. Giordano which were filed after the prescribed due date in connection with their respective year-end holdings in a 401(k) plan sponsored by Central Jersey Bank, N.A.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board has adopted a formal process to be followed for those shareholders who wish to communicate directly with the Board or any individual director of Central Jersey Bancorp. A shareholder can contact the Board, or any individual director, by sending a written communication to: Central Jersey Bancorp, Board of Directors, c/o Chairman of the Board, 627 Second Avenue, Long Branch, New Jersey 07740. A shareholder's letter should also indicate that he or she is a shareholder of Central Jersey Bancorp. The Chairman shall either (1) distribute such communication to the Board, or a member or members thereof, as appropriate, depending upon the facts and circumstances described in the communication received; or (2) determine that the communication should not be forwarded to the Board because, in his or her judgment, (a) the communication is primarily commercial in nature and relates to Central Jersey Bancorp's ordinary business or relates to a topic that is improper or not relevant to the Board; or
(b) Central Jersey Bancorp's management can adequately handle the shareholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual. If a shareholder communication is addressed to one or more members of the Board, but not the entire Board, the Chairman shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

      At each Board meeting, the Chairman shall present a summary of all communications received since the last Board meeting which were not forwarded to the Board, as well as the basis for the determination by the Chairman as to why the communications were not forwarded to the Board, and shall make those communications available upon request.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals for presentation at Central Jersey Bancorp's next annual meeting of shareholders must be received by Central Jersey Bancorp at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2007. Central Jersey Bancorp's By-laws contain certain procedures which must be followed in connection with shareholder proposals.

                                  ANNUAL REPORT

      The annual report to shareholders for the year ended December 31, 2006 accompanies this Proxy Statement. KPMG LLP has audited the financial statements for the year ended December 31, 2006, which statements are contained in the annual report to shareholders. Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Selection of the independent public accountants for Central Jersey Bancorp is made by the Audit Committee of the Board of Directors. KPMG LLP was Central Jersey Bancorp's independent public accountants for the year ended December 31, 2006. The Audit Committee has selected KPMG LLP to serve as Central Jersey Bancorp's independent public accountants for the year ended December 31, 2007.

      A representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from shareholders of Central Jersey Bancorp.

                                  OTHER MATTERS

      It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

                           ANNUAL REPORT ON FORM 10-K

      On written request, Central Jersey Bancorp will provide without charge to each record or beneficial holder of the Central Jersey Bancorp's Common Stock, a copy of Central Jersey Bancorp's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC. Requests should be addressed to Mr. James S. Vaccaro, President and Chief Executive Officer, Central Jersey Bancorp, 627 Second Avenue, Long Branch, New Jersey 07740. It should be noted that a copy of the Annual Report on Form 10-K is included with the annual report to shareholders which accompanies this Proxy Statement.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.

                                    By Order of the Board of Directors

                                    /s/ Robert S. Vuono

                                    Robert S. Vuono
                                    Secretary

|X| PLEASE MARK VOTES                                        REVOCABLE PROXY
    AS IN THIS EXAMPLE                                    CENTRAL JERSEY BANCORP

             THIS PROXY IS SOLICITED ON BEHALF OF                                                                 With-  For All
                    THE BOARD OF DIRECTORS                                                                 For    hold   Except
                                                                   1.    To elect the following  nominees  [ ]    [ ]      [ ]
            FOR THE ANNUAL MEETING OF SHAREHOLDERS                       for director of Central Jersey  Bancorp  who will  serve
                  TO BE HELD ON JUNE 28, 2007                            until the next annual meeting of shareholders and  until
                                                                         their successors have been elected and qualify (vote  on
The  undersigned,  a shareholder  of CENTRAL  JERSEY  BANCORP,           all):
hereby constitutes and appoints JAMES S. VACCARO and ROBERT S.
VUONO,  and each of them, as proxies of the  undersigned  with           James G. Aaron, Nicholas A. Alexander, Mark R. Aikins,
full  power of  substitution,  for and in the name,  place and           John A. Brockriede, George S. Callas, James P. Dugan,
stead of the  undersigned,  to attend  the  Annual  Meeting of           M. Claire French, William H. Jewett, Paul A. Larson, Jr.,
Shareholders  of said Central  Jersey Bancorp called and to be           John F. McCann, Carmen M. Penta, Mark G. Solow,
held at  Branches,  123  Monmouth  Road (Route 71),  West Long           James S. Vaccaro and Robert S. Vuono
Branch,  New Jersey, on Thursday,  June 28, 2007 at 10:00 a.m.
(the "Annual  Meeting") and any  adjournment  or  postponement           INSTRUCTION:  To  withhold  authority  to  vote  for any
thereof,  and thereat to vote as designated  hereon the number           individual nominee, mark "For All Except" and write that
of shares the  undersigned  would be entitled to vote and with           nominee's name in the space provided below.
all  powers  the  undersigned   would  possess  if  personally
present.                                                                 --------------------------------------------------------

                                                                   2.    To transact  such other  business as may  properly  come
                                                                         before  the  Annual   Meeting  or  any   adjournment  or
                                                                         postponement thereof.

                                                                   THIS PROXY WHEN  PROPERLY  EXECUTED  WILL BE VOTED IN A MANNER
                                                                   DIRECTED  HEREIN  BY  THE  BELOW  SIGNED  SHAREHOLDER.  IF  NO
                                                                   DIRECTION IS MADE,  THIS PROXY WILL BE VOTED "FOR" EACH OF THE
                                                                   NOMINEES FOR DIRECTOR.

                                       |---------------------|
    Please be sure to sign and date    |Date                 |
     this Proxy in the box below.      |                     |
-------------------------------------------------------------|
|                                                            |
|                                                            |
|--Shareholder sign above-----Co-holder (if any) sign above--|

---------------------------------------------------------------------------------------------------------------------------------

                           ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                                      CENTRAL JERSEY BANCORP

---------------------------------------------------------------------------------------------------------------------------------
                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
---------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

|X| PLEASE MARK VOTES                                        REVOCABLE PROXY
    AS IN THIS EXAMPLE                                    CENTRAL JERSEY BANCORP

             THIS PROXY IS SOLICITED ON BEHALF OF                                                                 With-  For All
                    THE BOARD OF DIRECTORS                                                                 For    hold   Except
                                                                   1.    To elect the following  nominees  [ ]    [ ]      [ ]
            FOR THE ANNUAL MEETING OF SHAREHOLDERS                       for director of Central Jersey  Bancorp  who will  serve
                  TO BE HELD ON JUNE 28, 2007                            until the next annual meeting of shareholders and  until
                                                                         their successors have been elected and qualify (vote  on
The  undersigned,  a shareholder  of CENTRAL  JERSEY  BANCORP,  4        all):
hereby constitutes and appoints JAMES S. VACCARO and ROBERT S.
VUONO,  and each of them, as proxies of the  undersigned  with  0        James G. Aaron, Nicholas A. Alexander, Mark R. Aikins,
full  power of  substitution,  for and in the name,  place and           John A. Brockriede, George S. Callas, James P. Dugan,
stead of the  undersigned,  to attend  the  Annual  Meeting of  1        M. Claire French, William H. Jewett, Paul A. Larson, Jr.,
Shareholders  of said Central  Jersey Bancorp called and to be           John F. McCann, Carmen M. Penta, Mark G. Solow,
held at  Branches,  123  Monmouth  Road (Route 71),  West Long (k)       James S. Vaccaro and Robert S. Vuono
Branch,  New Jersey, on Thursday,  June 28, 2007 at 10:00 a.m.
(the "Annual  Meeting") and any  adjournment  or  postponement           INSTRUCTION:  To  withhold  authority  to  vote  for any
thereof,  and thereat to vote as designated  hereon the number           individual nominee, mark "For All Except" and write that
of shares the  undersigned  would be entitled to vote and with           nominee's name in the space provided below.
all  powers  the  undersigned   would  possess  if  personally
present.                                                                 --------------------------------------------------------

                                                                   2.    To transact  such other  business as may  properly  come
                                                                         before  the  Annual   Meeting  or  any   adjournment  or
                                                                         postponement thereof.

                                                                   SHARES OF COMPANY  COMMON STOCK FOR WHICH VOTING  INSTRUCTIONS
                                                                   ARE NOT PROPERLY  COMPLETED OR SIGNED, OR RECEIVED IN A TIMELY
                                                                   MANNER,  WILL BE VOTED IN THE SAME  PROPORTION AS THOSE SHARES
                                                                   FOR WHICH VOTING  INSTRUCTIONS  WERE  PROPERLY  COMPLETED  AND
                                                                   SIGNED,  AND RECEIVED IN A TIMELY MANNER, SO LONG AS SUCH VOTE
                                                                   IS  IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  THE  EMPLOYMENT
                                                                   RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.
                                       |---------------------|
    Please be sure to sign and date    |Date                 |
     this Proxy in the box below.      |                     |
-------------------------------------------------------------|
|                                                            |
|                                                            |
|--Shareholder sign above-----Co-holder (if any) sign above--|

---------------------------------------------------------------------------------------------------------------------------------

                           ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                                      CENTRAL JERSEY BANCORP

---------------------------------------------------------------------------------------------------------------------------------
                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
---------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------